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                                                                    EXHIBIT 99.3

                             SUPERVISORY AGREEMENT

     This Supervisory Agreement (Agreement) is made this 25th of September 2000,
                                                         ----
and shall become effective upon its execution by the Office of Thrift Supervision (OTS), through its authorized representative whose name appears below (the date of such execution is the Effective Date), by and between Life Bank, FSB (the Institution), a federally chartered stock association, having its principal office located at 10540 Magnolia Avenue, Suite B, Riverside, California 92505, and the OTS, an office within the U.S. Department of the Treasury, having its principal offices located at 1700 G Street, N.W., Washington, D.C. 20552, acting through its West Regional Director, or his designee (Regional Director).

     WHEREAS, the Institution is: (1) a "savings association" within the meaning of Section 3 of the Federal Deposit Insurance Act (FDIA), 12 U.S.C.A. (S) 1813(b), and Section 2 of the Home Owners' Loan Act, 12 U.S.C.A. (S) 1462(4) and, (2) an "insured depository institution," as that term is defined in Section 3(c) of the FDIA, as amended by the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, Pub. L. No. 101-73, 103 Stat. 183 (FIRREA), 12
U.S.C.A. (S) 1813(c);

     WHEREAS, the OTS is the primary federal regulator of the Institution; and

     WHEREAS, based on the findings of the current regular examination, the OTS is of the opinion that the Institution has engaged in acts and practices that
(a) are considered by the OTS to be unsafe and unsound and inconsistent with prudent operations, and (b) have resulted in violations of certain laws or regulations to which the Institution is subject, thereby providing grounds for the initiation of administrative enforcement proceedings against the Institution; and

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     WHEREAS, the OTS is of the opinion that grounds exist for the initiation of administrative enforcement proceedings against the Institution, but is willing to forbear at this time from the initiation of such proceedings as long as the Institution is in compliance with the provisions of this Agreement and all applicable laws, regulations, and regulatory guidance; and

     WHEREAS, the Institution, acting through its duly elected Board of Directors (Board), wishes to cooperate with the OTS and to evidence its intent to (i) comply with all applicable laws, regulations, and guidance, (ii) engage in safe and sound practices, and (iii) avoid the initiation of administrative enforcement proceedings.

     NOW, THEREFORE, in consideration of the foregoing, the mutual undertakings set forth herein, the parties agree as follows:

                         I.  1. CORRECTIVE PROVISIONS
                                ---------------------
A. POLICIES AND PROCEDURES
   -----------------------

  1. Internal Asset Review. Within 45 days of the Effective Date, the Board
     ---------------------
     shall approve and submit to the Assistant Regional Director (ARD) for review and non-objection revised policies and procedures governing Internal Asset Review (the IAR Policy) that address the concerns identified in the Report of Examination dated April 3, 2000. At a minimum, the IAR Policy shall (a) provide guidance to management on timely identification and classification of troubled, collateral dependent loans under Regulatory Bulletin 32; and (b) provide for adequate internal controls to ensure that management timely reviews and classifies assets under the IAR Policy, and at all times complies with the IAR Policy. To ensure the independence of the IAR function, the IAR Policy shall require the loan underwriting, servicing, and purchasing functions to be segregated from

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     the credit review function, except for common oversight of all functions by members of senior management.

  2. Allowances for Loan and Lease Losses. Within 45 days of the Effective Date,
     ------------------------------------
     the Board shall approve and submit to the ARD for review and non-objection revised policies and procedures governing allowance for loan and lease losses (the ALLL Policy) that address the concerns identified in the Report of Examination dated April 3, 2000. At a minimum, the ALLL Policy shall require management to set the ALLL after considering: (a) the historical losses within each loan portfolio; (b) classification and delinquency trends; (c) credit risk characteristics (e.g., loan to value ratio, borrowers' credit history, etc.); (d) economic trends; and (e) regulatory guidance. The ALLL Policy shall provide for adequate internal controls to ensure that management and the Institution comply with the policy at all times.

  3. Interest Rate Risk. Within 45 days of the Effective Date, the Board shall
     ------------------
     approve and submit to the ARD for review and non-objection revised policies and procedures governing the management of interest rate risk (the IRR Policy) that address the concerns identified in the Report of Examination dated April 3, 2000. At a minimum, the IRR Policy should detail the analysis to be used to supplement the OTS model until an internal modeling process is fully implemented. The IRR Policy shall require management to measure, monitor, and model the Institution's net interest income (NII) and net portfolio value (NPV). Management shall utilize its expertise and resources to determine the expected impact of proposed transactions on the Institution's capital levels, NII, and NPV prior to entering into any such transaction.

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  4. Mortgage Banking Operations. Within 45 days of the Effective Date, the
     ---------------------------
     Board shall approve and submit to the ARD for review and non-objection revised policies and procedures governing mortgage-banking operations (the Mortgage Banking Policy) that address the concerns identified in the Report of Examination dated April 3, 2000. At a minimum, the Mortgage Banking Policy shall include a strategic plan for Mortgage Banking and include guidance for (i) calculating quarterly lower of cost or market (LOCOM) adjustments, (ii) tracking, reviewing and reporting of loan repurchases, and shall address management-board reports.

  5. Liquidity. Within 45 days of the Effective Date, the Board shall approve
     ---------
     and submit to the ARD for review and non-objection revised policies and procedures governing liquidity (the Liquidity Policy) that address the concerns identified in the Report of Examination dated April 3, 2000. At a minimum, the Liquidity Policy should address minimum liquidity level targets and include plans to replace maturing brokered certificates of deposit and to increase core deposits.

  6. Separate Corporate Existence. Within 45 days of the Effective Date, the
     ----------------------------
     Board shall approve and submit to the ARD for review and non-objection revised policies and procedures governing separate corporate existence (the Separate Corporate Existence Policy) that address the concerns identified in the Report of Examination dated April 3, 2000. At a minimum, the Separate Corporate Existence Policy should ensure that the Institution is being operated with an adequate degree of separation such that the Institution is insulated from operations of the holding company.

  7. Loans to One Borrower. Within 45 days of the Effective Date, the Board
     ---------------------
     shall approve and submit to the ARD for review and non-objection revised policies and procedures

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     ensuring that the Institution complies with the loans-to-one-borrower
     (LTOB) regulations (12 C.F.R. (S) 545.93 and 12 C.F.R. Part 32) (the LTOB Policy). At a minimum, the LTOB Policy should require proper aggregation and combination of loans to borrowers engaged in a common enterprise, or where one person is receiving a direct benefit from a loan or extension of credit (see 12 C.F.R. (S) 32.5). The LTOB Policy should ensure that proper internal controls are in place to ensure that the Institution complies with all relevant LTOB regulations.

  8. Board Oversight. Within 45 days of the Effective Date, the Board shall
     ---------------
     approve and submit to the ARD for review and non-objection policies and procedures governing Board of Director oversight of the affairs of management and operation of the Institution (Board Oversight Policy) and that addresses the concerns identified in the Report of Examination dated April 3, 2000. At a minimum, the Board Oversight Policy shall address the responsibilities outlined in Section 310 of the Thrift Activities Handbook, and require that the Institution's regulatory reporting and financial record keeping functions be staffed with experienced, qualified personnel with sufficient resources to ensure timely and accurate record keeping and reporting.

B. MANAGEMENT PLAN
   ---------------

  1. Within 45 days of the Effective Date, the Board shall approve and submit to the ARD a written analysis and assessment of the Institution's management needs (Management Plan), which include, at a minimum, (a) identify both the type and number of officer positions needed to manage and supervise properly the affairs of the Institution; (b) identify and establish the Institution committees needed to provide guidance and oversight to active management; (c) evaluate each Institution officer and staff member to

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     determine whether these individuals possess the ability, experience, and other qualifications necessary to perform present and anticipated duties, including adherence to the Institution's established policies and procedures, and maintenance of the Institution in a safe and sound condition; and (d) establish a plan to recruit and hire any additional or replacement personnel with the requisite ability, experience, or other qualifications, which the Board determines are necessary to fill officer or staff positions consistent with the Board's analysis, evaluation and assessment as provided above. Particular attention should be provided to Treasury and Accounting, Regulatory Compliance, and Internal Auditing.

C. IMPLEMENTATION AND ADHERENCE TO POLICIES
   ----------------------------------------

  1. Within 15 days of receipt of the ARD's notice of objection, if any, to any aspect of the foregoing Policies, the Institution shall submit a revised Policy to the ARD addressing any such objections or comments of the ARD.

  2. Once the Policy is submitted pursuant to this Agreement and all objections from the ARD, if any, have been satisfactorily resolved, the Institution may not amend, suspend, or revoke the Policy without the prior written non-objection from the ARD.

  3. Within 15 days of receiving notice of the ARD's non-objection to the Policy, the Institution shall implement the Policy and ensure that all directors, officers, employees and agents adhere to it.

  4. Within 45 days following the end of each calendar quarter, the Board shall approve and submit a report to the ARD detailing its progress in implementing each of the foregoing Policies.

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D. IMPROVEMENTS TO THE BOARD
   -------------------------

  1. The Board of Directors of the Institution shall be expanded by an additional two (at a minimum) members with specific financial institution industry experience, and who are independent with respect to the Institution. For purposes of this Agreement, an individual who is "independent with respect to the Institution" means any individual (a) who is not an officer of the Institution or its affiliates and who does not own, directly or indirectly, more than 5% of the outstanding shares of the holding company, (b) who is not related by blood, marriage, or common financial interest to an officer or director of the Institution, or to any individual owning, directly or indirectly, more than 5% of the holding company's outstanding shares, and (c) who is not indebted to the Institution, directly or indirectly (including the indebtedness of any entity in which the individual has a financial interest).

  2. The Board shall meet at least monthly. The Board shall prepare in advance and shall follow a detailed written agenda at each meeting, which shall include consideration of actions of any committees. A chronological file of all written agendas shall be maintained. Notwithstanding the foregoing, the Board shall not be precluded from considering matters other than those contained in the agenda. Detailed written minutes of all Board meetings and Board Committee meetings shall be maintained and recorded on a timely basis.

E. TRANSACTIONS WITH AFFILIATES
   ----------------------------

  1. The Institution shall provide the ARD with at least 30 days prior written notice of any transaction that would constitute a covered transaction within the meaning of 12 C.F.R.

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     (S)(S) 563.41(b)(7) and 563.42(a)(2). Upon written notice of objection by the ARD during the notice period, the Institution shall not enter into any of said transactions.

  2. The Institution shall comply with all statutory and regulatory requirements pertaining to transactions with affiliates, as set forth in all applicable law, regulations, and regulatory guidance. See, e.g., 12 C.F.R. (S)(S)
     563.41 and 563.42, Sections 23A and 23B of the Federal Reserve Act, 12 U.S.C. (S)(S) 371c and 371c-1, and Section 11 of the Home Owners' Loan
     Act, 12 U.S.C. (S) 1468(a).

  3. Within 60 days of the Effective Date, the Institution shall review and analyze of all existing agreements with affiliates and other activities falling within the proscriptions of the transactions with affiliates regulations to confirm that the agreements and activities comply with all applicable laws, regulations, and regulatory guidance and that the Institution has formal written agreements with respect to all transactions with affiliates. The Institution shall summarize in writing its findings from that review and analysis. The review and analysis shall be recorded in the minutes of the Board. Further, within 60 days of the Effective Date, the Institution shall confirm in writing to the ARD that its files contain current and adequate documentation and analysis to support compliance with Section E of this Agreement and all applicable law, regulations, and regulatory guidance.

F.  CAPITAL
    -------

  1. No later than March 31, 2001, the Institution shall achieve and thereafter maintain core capital of not less than 6.0 percent, as measured at the end of each calendar quarter and total risk-based capital of not less than 11.0 percent of modified total risk-weighted assets (as defined herein), as measured at the end of each calendar quarter. Modified total risk-weighted assets is defined as the sum of risk-weighted assets prescribed in 12 C.F.R. Part

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     567, except that all subprime loans and all high loan-to-value (LTV) loans in excess of the limit prescribed in Thrift Bulletin 72a, shall require double the risk-weighting set forth in 12 C.F.R. Part 567. For the sole purpose of this Agreement, subprime loans shall be defined as any loan to a borrower with a credit score of 619 and below, or a credit grade of B+ or below. This capital requirement may be achieved through the infusion by the Institution's holding company of cash, marketable securities, or other non-cash capital contribution that is approved in advance by the OTS.

  2. If the Institution's capital falls below the levels required hereunder as a result of any OTS determination that adversely affects the Institution's financial condition (other than a determination generally applicable to the thrift industry), the Institution shall have 45 days from the date of such determination to infuse sufficient capital to meet the capital level required hereunder. The Institution shall provide satisfactory evidence of such infusion to the ARD within five (5) days after the infusion is complete.

  3. Within 45 days following the end of each calendar quarter, the Board shall certify in writing to the ARD that the quarterly supplemental capital calculations supplied to the OTS are true and correct.

  4. Upon the Effective Date of this Agreement, the Institution shall no longer be required to calculate and submit the special average quarterly capital calculation as established in the Report of Examination dated April 29, 1996.

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G. DIVIDENDS
   ---------

1. Without the prior written approval of the ARD, the Institution shall not pay or commit to pay a dividend to any class of stock or make any capital distribution as that term is defined at 12 C.F.R. (S) 563.141. This restriction shall not prevent the Institution from paying interest on deposit accounts according to their terms.

                              II. MISCELLANEOUS
                                  -------------

A. DIRECTOR RESPONSIBILITY
   -----------------------

1. Notwithstanding the requirements herein that the Institution submit various matters to the Assistant Regional Director for purpose of review, such regulatory oversight does not derogate or supplant each individual director's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Institution at all times, including compliance with any and all directives of the OTS.

B. COMPLIANCE WITH AGREEMENT
   -------------------------

1. The Board, and senior management of the Institution, shall cause the Institution to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Institution to continue to carry out the provisions of this Agreement.

2. The Board, on a quarterly basis, shall adopt a Board Resolution ("the Compliance Resolution") formally resolving that, following a diligent review of relevant information (including reports of management and consultants, if any), to the best of its knowledge and belief, during the immediately preceding calendar quarter, the Institution has complied with each provision of this Agreement, except as otherwise stated. The Compliance Resolution shall specify in detail how, if at all, full compliance was found

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   not to exist. The Compliance Resolution is in addition to, and not in lieu of, any other requirements of this Agreement for reporting compliance with certain provisions hereof.

3. The minutes of the meeting of the Board shall set forth the following information with respect to the adoption of each Compliance Resolution: (i) the identity of each director voting in favor of its adoption; and (ii) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each director's reasoning for such opposition or abstention.

4. Within 60 days of the end of each calendar quarter, beginning with the end of the first calendar quarter following the Effective Date, the Institution shall provide to the ARD a certified true copy of the Compliance Resolution. The Board, by virtue of the Institution's submission of a certified copy of each such Compliance Resolution to the ARD, shall be deemed to have certified to the accuracy of the statements set forth in the Compliance Resolution, except as provided below. In the event that one or more directors does not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the minutes of the Institution.

C. DEFINITIONS
   -----------

1. All technical words or terms used in this Agreement, for which meanings are not defined or otherwise provided, shall insofar as applicable, have the meaning set forth in Chapter V of Title 12 of the Code of Federal Regulations
   (CFR). Any such technical words or terms used herein and undefined in said CFR shall have the meanings that accord with the best custom and usage in the thrift industry.

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D. SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS
   -----------------------------------------------------

1. Reference in this Agreement to provisions of statutes and regulations shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

E. NOTICES
   -------

1. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver, or other document provided for or permitted by the Agreement to be made upon, given or furnished to, delivered to or filed with the OTS or the Institution shall be in writing and delivered via first class mail, overnight courier, facsimile, or hand-delivered, and addressed as follows:

      OTS: OTS-West Region             Institution: Life Bank, FSB
      Attn: Michael Buting, ARD        Attn: Chief Executive Officer
      1551 N. Tustin Ave., Suite 1050  10540 Magnolia Avenue, Suite B
      Santa Ana, CA 92705-8635         Riverside, CA 92505-1814

   Any notice shall be deemed duly given when received by the addressee thereof. Any party to this Agreement may from time to time change its address for receiving Notices to the other party in the manner set forth above.

F. DURATION, TERMINATION OR SUSPENSION OF AGREEMENT
   ------------------------------------------------

1. This Agreement shall remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).

2. The Regional Director, or his designee, in his or her sole discretion, may, by written notice, suspend or waive (temporarily or permanently) any or all provisions of this Agreement.

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G. TIME LIMITS
   -----------

1. Time limits for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

H. EFFECT OF HEADINGS
   ------------------

1. The section headings herein are for convenience only and shall not affect the construction of this Agreement.

I. SEPARABILITY CLAUSE
   -------------------

1. In any case in which any provision of this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, unless the Regional Director, or his designee, in his or her sole discretion determines otherwise.

J. NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY STATEMENT AUTHORIZED
   ---------------------------------------------------------------------

1. Nothing contained herein shall be construed as (a) allowing or requiring the Institution to violate any law, rule, regulation, or policy statement to which it is subject, or (b) restricting or estopping the OTS from taking any action(s) it deems appropriate in fulfilling its lawful responsibilities.

K. SUCCESSORS IN INTEREST/BENEFIT
   ------------------------------

1. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto, the Federal

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   Deposit Insurance Corporation, and their successors, any benefit or any legal or equitable right, remedy or claim under this Agreement.

L. SIGNATURE OF DIRECTORS
   ----------------------

1. Each director signing this Agreement attests, by such act, that he or she voted in favor of the resolution, in the form attached to this Agreement, authorizing the execution of this Agreement by the Institution.

M. ENFORCEABILITY OF AGREEMENT
   ---------------------------

1. The Institution represents and warrants that this Agreement has been duly authorized, executed and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Institution. The Institution acknowledges that this Agreement is a "written agreement" entered into with the OTS within the meaning of Section 8 of the Federal Deposit Insurance Act, as amended, 12 U.S.C. (S) 1818.

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   IN WITNESS WHEREOF, the OTS, acting by and through the Regional Director, or his designee, and the Institution, in accordance with a duly adopted resolution of its Board (copy attached hereto), hereby executes this Agreement on this the 25th day of September, 2000 (the Effective Date).

OFFICE OF THRIFT SUPERVISION                  LIFE BANK FSB


By:                                           By:   /s/ Steven R. Gardner
   ------------------------------                ------------------------------
     Michael W. Buting                              Chief Executive Officer
     Assistant Regional Director

                         DIRECTORS OF THE INSTITUTION

      /s/ Robert K. Riley                             /s/ Ronald G. Skipper
   ------------------------------                ------------------------------
             Director                                       Director


      /s/ Milton E. Johnson                           /s/ John D. Goddard
   ------------------------------                ------------------------------
             Director                                       Director


       /s/ Edgar C. Keller
   ------------------------------                ------------------------------
             Director                                       Director



   ------------------------------                ------------------------------
             Director                                       Director

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